Rule 497(e)
                                                 File Nos. 33-34841 and 811-6011


                              THE MONTGOMERY FUNDS

                     Supplement dated March 30, 2000 to the
                        Prospectus dated October 31, 1999

For  Shareholders  of  Montgomery   International  Growth  Fund  and  Montgomery
International Small Cap Fund only:

Effective April 5, 2000, the Manager will institute a redemption fee of 2% on any shares of the International Growth Fund redeemed within three months after purchase (subject to regulatory approval). Shares of the International Growth Fund purchased on or before April 5, 2000 (including those investments in the International Small Cap Fund made before the merger with the International Growth Fund) will not be subject to this redemption fee. However, subsequent investments made after April 5, 2000 will be covered by this new redemption fee. Please be assured that this addition of a redemption fee in no way increases or otherwise changes the operating costs or expenses to shareholders. Shown below is the revised fee and expense table for the International Growth Fund (found on page 13 of the prospectus).

The Manager believes that this action is necessary to prevent excessive flows of cash into or out of the International Growth Fund, which can harm the Fund's performance when unanticipated. In addition, because transaction costs in some of the international markets in which the Fund invests can be relatively high, increased turnover from significant cash flows increases the Fund's total expenses.

Investors   should  retain  this  supplement  with  the  prospectus  for  future reference.

If we can provide any more information, please call our shareholder service representatives at (800) 572-FUND [3863] or visit our award-winning Web site at www.montgomeryfunds.com. We look forward to continuing to meet your investment needs.


                                                     Sincerely,
                                                     THE MONTGOMERY FUNDS

--------------------------------------------------------------------------------

Fees & Expenses

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads on this Fund.

Shareholder Fees (fees paid directly from your investment)
    Redemption Fee **                                                                            2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee                                                                               1.10%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               0.64%
------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                             1.74%
    Fee Reduction and/or Expense Reimbursement                                                   0.08%
Net Expenses                                                                                     1.66%

** Deducted from net proceeds of shares redeemed (or exchanged) within three months after purchase, except for certain fee-based programs, and for shares purchased on or before April 5, 2000. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 1.65%. This contract has a rolling 10-year term.